UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2019

MID PENN BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	1-13677	25-1666413
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

349 Union Street Millersburg, Pennsylvania	1.866.642.7736	17061
(Address of Principal Executive Offices)	( Registrant’s telephone number, including area code)	(Zip Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $1.00 par value per share	MPB	The Nasdaq Global Select Market

MID PENN BANCORP, INC.

CURRENT REPORT ON FORM 8-K

ITEM 5.07	Submission of Matters to a Vote of Security Holders.

On May 14, 2019, Mid Penn Bancorp, Inc. (the “Corporation”) held its Annual Meeting of Shareholders for which the Board of Directors solicited proxies. At the Annual Meeting, the shareholders of the Corporation voted on the following proposals described in the Proxy Statement dated April 3, 2019.

The proposals voted on and approved or disapproved by the shareholders of the Corporation at the Annual Meeting were as follows:

Proposal No. 1. The Corporation’s shareholders elected six individuals to serve as Class C members of the Board of Directors to serve for a three-year term and until their successors are elected and qualified, as set forth below:

Name	Votes For	Votes Withheld	Broker Non-Votes
Robert A. Abel	5,040,380	626,630	1,287,462
Matthew G. DeSoto	5,025,374	641,635	1,287,462
Joel L. Frank	5,246,306	420,703	1,287,462
Theodore W. Mowery	4,875,290	791,719	1,287,462
Patrick M. Smith	5,248,890	418,119	1,287,462
William A. Specht, III	5,294,961	372,049	1,287,462

Proposal No. 2. The Corporation’s shareholders ratified a non-binding proposal to approve the executive compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure (together with the accompanying narrative disclosure) regarding the named executive officers in the Corporation’s Proxy Statement, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,105,510	265,045	296,454	1,287,462

Proposal No. 3. The Corporation’s shareholders approved an annual frequency of future advisory votes on executive compensation, as set forth below:

Votes for 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions	Broker Non-Votes	Votes Uncast
4,939,286	114,360	270,233	335,648	1,287,462	7,482

Proposal No. 4. The Corporation’s shareholders approved an amendment to the Corporation’s Articles of Incorporation to increase the number of authorized shares of common stock from 10,000,000 shares to 20,000,000 shares, as set forth below:

Votes For	Votes Against	Abstentions
6,157,030	716,394	81,047

Proposal No. 5. The Corporation’s shareholders ratified the appointment of BDO USA, LLP, of Harrisburg, Pennsylvania, as the Corporation’s independent registered public accounting firm for the year ending December 31, 2019, as set forth below:

Votes For	Votes Against	Abstentions
6,883,341	43,698	27,433

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MID PENN BANCORP, INC. (Registrant)

Date: May 14, 2019	By:	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer